Exhibit 13.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Mainz Biomed N.V., a company incorporated under the laws of the Netherlands (the “Company”) on Form 20-F for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Guido Baechler, Chief Executive Officer of the Company, and William Caragol, Chief Financial Officer of the Company, each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	the Report fully complies with the requirements of section 13(a) or 15(d) as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2025

/s/ Guido Baechler
Guido Baechler
Title:	Chief Executive Officer

Date: March 31, 2025

/s/ William Caragol
William Caragol
Title:	Chief Financial Officer

The foregoing certification is not deemed filed for purpose of Section 18 of the Exchange Act and not incorporated by reference with any filing under the Securities Act.